UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 4, 2007
              (Date of Earliest Event Reported): (December 4, 2007)
                                -----------------

                      Revlon Consumer Products Corporation
             (Exact Name of Registrant as Specified in its Charter)
                                -----------------

         Delaware                   33-59650                 13-3662953
      (State or Other           (Commission File          (I.R.S. Employer
      Jurisdiction                  Number)              Identification No.)
    of Incorporation)

            237 Park Avenue                          10017
           New York, New York
    (Address of Principal Executive                (Zip Code)
                Offices)

                                 (212) 527-4000
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.    Regulation FD Disclosure.

On December 4, 2007, Revlon, Inc. ("Revlon"), the parent company of Revlon Consumer Products Corporation ("RCPC"), issued a press release announcing that MacAndrews & Forbes Holdings Inc. (together with its affiliates, "MacAndrews & Forbes"), Revlon's majority stockholder, which is wholly-owned by Ronald O. Perelman, has agreed to provide RCPC with a $170 million Senior Subordinated Term Loan.

RCPC will use the proceeds of the $170 million Senior Subordinated Term Loan to repay in full the $167.4 million remaining aggregate principal amount of RCPC's 8 5/8% Senior Subordinated Notes, which mature on February 1, 2008, and to pay fees and expenses incurred in connection with such transaction.

RCPC expects to close and fund the $170 million Senior Subordinated Term Loan on February 1, 2008.

MacAndrews & Forbes beneficially owns approximately 57% of Revlon's outstanding Class A common stock, 100% of Revlon's Class B common stock and 60% of Revlon's combined outstanding shares of Class A and Class B common stock, which together represent approximately 74% of the combined voting power of such shares.

A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the Press Release shall be deemed to be "furnished" to the Securities and Exchange Commission (the "SEC") and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01.    Financial Statements and Exhibits.

      (d)   Exhibits.

Exhibit No.    Description
-----------    -----------
99.1           Press Release, dated December 4, 2007 (incorporated by
               reference to Exhibit 99.1 to the Current Report on Form
               8-K of Revlon, Inc. furnished to the SEC on December 4, 2007).


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               REVLON CONSUMER PRODUCTS CORPORATION

                               By: /s/ Robert K. Kretzman
                                   ----------------------
                               Robert K. Kretzman
                               Executive Vice President,
                               Chief Legal Officer and General Counsel


Date: December 4, 2007


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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
99.1           Press Release, dated December 4, 2007 (incorporated by
               reference to Exhibit 99.1 to the Current Report on Form
               8-K of Revlon, Inc. furnished to the SEC on December 4, 2007).